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                                                                    EXHIBIT 10.3

                               SECOND AMENDMENT TO
                            STOCK PURCHASE AGREEMENT

         THIS AGREEMENT is executed this 30th day of October, 2000, by LARRY
G. JORDAN, individually, and on behalf of JIM and BILLIE BAKER, KEITH D. MENEES, WILLARD L. and JEANNE O'DANIEL, JAMES W. and LAVADA GREER LIVING TRUST, JACK and MARIE SELLERS, and MARK R. HOY ("Sellers") and ENERGAS RESOURCES INC. ("Energas").

                                    RECITALS

         (a) By Stock Purchase Agreement dated August 26, 2000, as amended by Amendment to Stock Purchase Agreement dated September 23, 2000, Sellers agreed to sell and Energas agreed to buy all of the outstanding and issued shares of First Natural Gas, Inc.

         (b) The Agreement, as amended, provides that the closing of the sale shall occur on October 30, 2000.

         (c) Because of circumstances beyond the control of Sellers and Energas, closing cannot take place on the agreed to date of October 30, 2000, and by mutual agreement of Sellers and Energas and in consideration of the mutual benefit of passing to both parties, Sellers and Energas desire to extend the date of closing and to further extend the date for obtaining the required regulatory approval to the Agreement.

                                    AMENDMENT

         1. Paragraph 3 ("Regulatory Approval") of the Agreement is hereby changed to read as follows:

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            "REGULATORY APPROVAL. It is understood that this Agreement and, particularly, the issuance of the Convertible Note is subject to obtaining written acceptance from the Canadian Venture Exchange ('CDNX') of the transactions contemplated herein and an exemption order from the British Columbia Securities Commission (the 'Commission') to permit the distribution of each Convertible Note to each Seller. The Agreement may also be subject to approval by the Oklahoma Corporation Commission. If any such acceptance, permission or approval has not been issued prior to November 8, 2000, this Agreement, without the written consent of Seller and Energas, shall be void. Seller agrees to use his or her best efforts to assist Energas to procure all required regulatory acceptance, permissions or approvals."

         2. Paragraph 7 ("Closing and Closing Date") of the Agreement is changed such that the first part of Paragraph 7 reads as follows:

            "CLOSING AND CLOSING DATE. If, prior to the closing date, Energas fails to give written notice of the rejection of the sale, as provided in Paragraph 6 above, the closing of the sale of Seller's Stock by Seller to Energas shall occur at a mutually agreeable date and time on or before November 8, 2000, in the offices of Crowe & Dunlevy in Oklahoma City."

         3. Except for the foregoing amendments, the Agreement, as amended by the amendment of September 23, 2000, remains in full force as originally written.

         4. This Second Amendment shall be binding upon and shall inure to the benefit of the respect heirs, devisees, executors, administrators, successors and assigns of the parties.

         5. Larry G. Jordan, who executes this second amendment on behalf of himself and on behalf of each of the other Sellers, certifies to Energas and all other parties relying upon the validity of this Second Amendment to Stock Purchase Agreement that he has full

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and exclusive authority to execute this instrument on behalf of each and all of the other Sellers and he guarantees to all such parties his authority in this regard.

         Dated and executed as of the day, month and year first shown above.

                                      ENERGAS RESOURCES INC.

                             By:      /s/ George G. Shaw
                                      ------------------------------------------
                                      George G. Shaw, President



                                      /s/ Larry G. Jordan
                                      ------------------------------------------
                                      Larry G. Jordan, Individually, and for and
                                      on behalf of Jim and Billie Baker, Keith
                                      D. Menees, Willard L. and Jeanne O'Daniel,
                                      James W. and LaVada Greer Living Trust,
                                      Jack and Marie Sellers, and Mark R. Hoy



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